VAN ECK U.S. GOVERNMENT MONEY FUND
                       ----------------------------------
                               1996 ANNUAL REPORT


Dear Fellow Shareholder:

The U. S. Government Money Fund continues to meet its objectives of a high degree of safety and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or to use our checkwriting privileges. The Fund's seven-day average yield was 3.79%* and the 30-day average yield was 3.60%* on December 31, 1996. The total net assets were $107,697,508 as of December 31, 1996.

The January 31 reduction in the federal funds target rate from 5.50% to 5.25% was the first and only significant change initiated by the Federal Reserve during 1996. With inflation and economic growth perceived to be modest by the money markets, 1996 turned out to be a year noted for its relatively stable interest rate environment. This is evidenced by the fact that 3-month Treasury bill yields rose from 5.15% at the beginning of the year to just 5.33% at year end. During 1996, a larger portion of the Fund's assets were invested in repurchase agreements to take advantage of the higher yields that these instruments offered compared to Treasury bills.

The Fund's investment strategy continues to emphasize safety by investing in short-term United States Treasury obligations and repurchase agreements collateralized by United States Treasury obligations. These obligations are the most conservative money market investments and offer the highest degree of security since they are backed by the United States Government. Of course, shares of the Fund are not guaranteed by the United States Government and there can be no guarantee that the price of the Fund's shares will not fluctuate.** Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by United States Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

We plan to continue our current investment strategy, keeping an equal weighting between U. S. Treasury bills and repurchase agreements over time.

The U.S. Government Money Fund offers daily liquidity and checkwriting privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other members of the Van Eck Family of Funds***

We appreciate your participation in the U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.

[PHOTO] John C. van Eck       [PHOTO] Paul A. DiPerna


/s/  John C. van Eck          /s/ Paul A. DiPerna
---------------------         ---------------------
John C. van Eck               Paul A. DiPerna
Chairman                      Portfolio Manager

January 15, 1997


--------------
* Performance data represents past performance and is not indicative of future results. Yields will fluctuate.

** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

*** Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Funds in the Van Eck Family of Funds, and the Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                           U.S. GOVERNMENT MONEY FUND
                               FINANCIAL STATEMENT
--------------------------------------------------------------------------------
Statement of Net Assets
December 31, 1996

Assets:
Investments at value:

                                          Annualized Yield at
Principal                    Maturity      Time of Purchase            Value
Amount                         Date       or Coupon Rate              (Note 1)
--------------------------------------------------------------------------------
U.S. Treasury Bills:
$5,000,000                   2/6/97             4.949%                $4,976,448
 5,000,000                   2/6/97             4.964%                 4,976,375
 5,000,000                   2/20/97            4.899%                 4,967,333
 5,000,000                   2/27/97            4.996%                 4,961,967
 5,000,000                   3/6/97             4.908%                 4,958,000
 5,000,000                   3/6/97             5.145%                 4,955,988
 5,000,000                   3/13/97            4.975%                 4,952,750
 5,000,000                   3/13/97            5.057%                 4,951,972
 5,000,000                   3/20/97            5.010%                 4,947,704

Repurchase Agreements (Note 4):
Cost $20,746,433 purchased on
  12/31/96; maturity value--
  $20,753,060 (with HSBC
  Securities Incorporated
  collateralized by $21,185,000
  U.S. Treasury Note due
  11/15/98 with an interest
  rate of 5.50% and a value
  of $21,203,782)               1/2/97          5.75%                 20,746,433
Cost $20,700,000 purchased on
  12/31/96;  maturity value-
  $20,706,613 (with Merrill
  Lynch,  Pierce,  Fenner &
  Smith  Incorporated
  collateralized  by  $20,525,000
  U.S.  Treasury  Note due
  7/31/00 with an interest
  rate of 6.1254% and a
  value of $21,076,958)         1/2/97         5.75%                  20,700,000
                                                                    ------------
  Total investments (amortized
  cost $86,094,970*)                                                  86,094,970
Receivables:
  Capital shares sold                                                 21,733,663
  Interest                                                                13,240
  Other                                                                    2,926
                                                                    ------------
Total assets                                                         107,844,799
                                                                    ------------
Liabilities:
Payables:
  Capital shares repurchased                                              26,452
  Dividend Payable                                                        29,282
  Accounts Payable                                                        91,557
                                                                    ------------
Total liabilities                                                        147,291
                                                                    ------------
Net Assets:                                                         $107,697,508
                                                                    ============

Shares of beneficial interest out-
  standing (unlimited number
  of $0.001 par value shares
  authorized).................                                       107,697,508
                                                                     ===========

Net asset value, redemption
  price and offering price per
  share ......................                                            $1.00
                                                                          =====

*    The  amortized   cost  is  the  same  for  federal   income  tax  purposes.

--------------------------------------------------------------------------------

Statement of Operations
For the Year Ended December 31, 1996

Interest Income (Note 1):                                             $4,017,260
Expenses:

Management (Note 2)             $382,786
Distribution (Note 3)            194,400
Transfer agent                    81,474
Administration (Note 2)           90,419
Registration                      37,989
Custodian                         45,649
Professional                      28,400
Reports to shareholders           25,702
Trustees fees                     15,939
Other                             40,184
                                --------
Total expenses                                                           942,942

Net investment income                                                 $3,074,318
                                                                      ==========

--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Years Ended December 31, 1996 and 1995

                                            1996               1995
                                            ----               ----
Increase in Net Assets:
  Operations:
    Net investment income paid to
      shareholders as dividends
      (Note 1)                        $    3,074,318      $    2,551,046
                                      ==============      ==============

  From capital share
    transactions
    (at net asset value of $1.00
    per share):
  Net proceeds from sales of
    shares                            $3,402,354,646      $2,471,670,939

  Shares issued on reinvestment
    of dividends from net
    investment income                      2,046,708           1,818,591
                                      --------------      --------------
                                       3,404,401,354       2,473,489,530
  Cost of shares reacquired           (3,366,833,860)     (2,450,437,723)
  Increase in net assets resulting
    from capital share
    transactions                          37,567,494          23,051,807
Net Assets:
  Beginning of year                       70,130,014          47,078,207
                                      --------------      --------------
  End of year                         $  107,697,508      $   70,130,014
                                      ==============      ==============

                       See Notes to Financial Statements.

                           U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each year

                                                                              Year Ended December 31,
                                                               ----------------------------------------------------
                                                               1996         1995        1994       1993        1992
                                                               ----         ----        ----       ----        ----


Net Asset Value, Beginning of Year......................       $1.00        $1.00       $1.00      $1.00       $1.00
                                                               -----      -------     -------    -------     -------
Income from Investment Operations:
  Net Investment Income.................................       .0385       0.0456      0.0311     0.0183      0.0220
Less Distributions:
  Dividends from Net Investment Income..................      (.0385)     (0.0456)    (0.0311)   (0.0183)    (0.0220)
                                                               -----      -------     -------    -------     -------
Net Asset Value, End of Year............................       $1.00        $1.00       $1.00      $1.00       $1.00
                                                               =====      =======     =======    =======     =======
Total Return............................................        3.85%        4.56%       3.11%      1.83%       2.20%
---------------------------------------------------------------------------------------------------------------------
Ratio/Supplementary Data
Net Assets, End of Year (000)...........................    $107,698      $70,130     $47,078    $31,109     $24,853
Ratio of Expenses to Average Net Assets.................        1.23%        1.25%       1.12%      1.24%       1.44%
Ratio of Net Income to Average Net Assets...............        4.02%        4.45%       3.07%      1.83%       2.25%

                       See Notes to Financial Statements.
---------------------------------------------------------------------------------------------------------------------


Notes to Financial Statements

Note 1 -- Significant Accounting Policies--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940 as an open-ended management investment company. The following is a summary of significant accounting policies consistently followed by the U.S. Government Money Fund series, a diversified fund (the "Fund"), of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

          A. Security Valuation--The Fund uses the amortized cost method to value securities. The amortized cost method involves valuing a security at its cost initially and, thereafter, a constant amortization to maturity of any discount or premium. Generally, the amortized cost of the security approximates the market value.

          B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

          C. Dividend Distributions--The Fund declares dividends from its net investment income on each day the Fund is open for business and distributes dividends on the last day of the month.

          D. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded as earned. Realized gains and losses from security transactions are recorded on a specific identification basis.

Note 2--Van Eck Associates Corporation earned fees of $382,786 for the year ended December 31, 1996 for investment management and advisory services. The fee is based on an annual rate of .50 of 1% of the first $500 million of average daily net assets, .40 of 1% on the next $250 million and .375 of 1% of the excess over $750 million. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $90,419 for costs incurred in connection with certain administrative and operating functions for the year ended December 31, 1996. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

Note 3--Pursuant to a Plan of Distribution (Rule 12b-1), the Fund accrues fees of .25 of 1% of the average daily net assets of the Fund. The fees are intended to be used principally for payments to securities dealers who have sold shares and service shareholder accounts of the Fund and the remainder will be used for other actual promotion and distribution expenses incurred by Van Eck Securities Corporation, the distributor. Fees accrued for the year ended December 31, 1996 were $194,400.

Note 4--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuation on the collateral.

Note 5--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1996, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $8,237.

Report of Independent Accountants

To the Shareholders and Board of
Trustees of Van Eck Funds:

We have audited the accompanying statement of net assets of the U.S. Government Money Fund (the "Fund") (one of the series constituting the Van Eck Funds), as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Money Fund of the Van Eck Funds as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                        COOPERS & LYBRAND L.L.P.
New York, New York
February 18, 1997

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


Van Eck Family of Funds
--------------------------------------------------------------------------------

Global Hard Assets Fund

Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.


International Investors Gold Fund

Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.


Gold/Resources Fund

Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.


Gold Opportunity Fund

Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.


Emerging Markets Growth Fund

This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.


Asia Dynasty Fund

This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.


Asia Infrastructure Fund

Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region.


Global Balanced Fund

This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.


Global Income Fund

This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.


U.S. Government Money Fund

This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a Van Eck Gold and Money Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Global Funds prospectus, please call the number listed below. Please read the prospectus before investing.

[LOGO] Van Eck Global

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
http://www.vaneck.com

For account asistance please call (800) 544-4653


FR1997-0113-0075

================================================================================

                               DECEMBER 31, 1996

                                    VAN ECK

                                 U.S. GOVERNMENT

                                      MONEY

                                      FUND

                                     ANNUAL

                                     REPORT

================================================================================


                             [LOGO] Van Eck Global